UBS MLP Conference September 1-2, 2010 Exhibit 99.1

Statements contained in this presentation that state management’s expectations or predictions of the future are forward-looking statements as defined by federal securities law. The words “believe,” “expect,” “should,”
“targeting,” “estimates,” and other similar expressions identify forward-
looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see NuStar Energy L.P.’s and NuStar GP
Holdings, LLC’s respective annual reports on Form 10-K and quarterly reports on Form 10-Q, filed with the Securities and Exchange Commission and available on NuStar’s websites at www.nustarenergy.com and
www.nustargpholdings.com.
Forward Looking Statements

NuStar Overview 3

NuStar Energy L.P. (NYSE: NS) is
a leading publicly traded
partnership with a market
capitalization of around $3.7 billion
and an enterprise value of
approximately $5.6 billion
NuStar GP Holdings, LLC (NYSE:
NSH) holds the 2% general
partner interest, incentive
distribution rights and 15.5% of the
common units in NuStar Energy
L.P. with a market capitalization of
around $1.3 billion
NuStar Overview –
Two Publicly Traded Companies
NS NSH
IPO Date: 4/16/2001 7/19/2006
Unit Price (8/26/10): $57.65 $29.20
Annual Distribution/Unit: $4.26 $1.84
Yield (8/26/10): 7.39% 6.30%
Debt Balance (6/30/10 Pro Forma) $1,949 million $19.5 million
Market Capitalization: (8/26/10) $3,725 million $1,242 million
Enterprise Value (8/26/10 Pro Forma) $5,640 million $1,260 million
Total Assets (6/30/10) $5,051 million $612 million
Debt/Cap. (6/30/10 Pro Forma) 42.0% n/a
Credit Ratings – Moody’s Baa3/Stable n/a
S&P and Fitch BBB-/Stable n/a

83.1%
Membership Interest
82.5%
L.P. Interest
Public Unitholders
35.4 Million NSH Units
Public Unitholders
54.4 Million NS Units
16.9%
Membership
Interest
2.0% G.P. Interest
15.5% L.P. Interest
Incentive Distribution Rights
William E. Greehey
7.2 Million NSH Units
NYSE:  NSH
NYSE: NS

LEGEND
NuStar Energy L.P. Refined Product Terminals
Third-Party Leased Asphalt Terminal
Asphalt Refinery
North Refined Products Pipelines System
East Refined Products Pipelines System
WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
DE
NJ
MD
ME
NH
MA
CT
Vancouver (2)
Portland
Los Angeles
Stockton
Denver
El Paso
Lubbock
Corpus Christi
Brownsville
Houston
Texas City (2)
St. James
Wilmington
Charleston
Jacksonville
Savannah
Brunswick
Baltimore
Salisbury
Newport News
Virginia Beach
Piney Point
Hopewell
Charlotte
Albany
New Haven
Linden (2)
Indianapolis
Columbus
Geneva
Concordia
Hutchinson
Mandan
Jamestown (North)
Aberdeen
Mitchell
Yankton
Norfolk
Osceola
Caribbean
Scotland
England
Ireland
Belgium
Germany
Denmark
France

Nustar Operations Map Rev 021310

Large and Diverse Geographic Footprint
with Assets in Key Locations

Asset Stats:
Operations in eight
different countries
including the U.S.,
Mexico, Netherlands,
Netherlands Antilles (i.e.
Caribbean), England,
Ireland, Scotland and
Canada
8,417 miles of crude oil
and refined product
pipelines
Own 89 terminal and
storage facilities
Over 93 million barrels of
storage capacity
2 asphalt refineries on
the U.S. East Coast
capable of processing
104,000 bpd of crude oil

Independent Liquids Storage Capacity
(Millions of Barrels)
174
104
102
93
85
60
39
34
31
28
25
24
20
16
12
10
8
8
Vopak
Kinder Morgan Energy
Oiltanking
NuStar Energy L.P.
Plains All American
Magellan Midstream
IMTT
Sunoco Logistics
Teppco
Vitol
Tanquid
Buckeye Pipeline
Odfjell
LBC Tank Terminals
Stolt-Nielsen
Rubis
Global Partners, L.P.
Simon

Global Leader in Independent
Liquids Storage
NuStar is the fourth largest independent liquids terminal operator in the world and second largest in the U.S.
Of the roughly 93 million barrels of storage capacity, approximately 52 million barrels are crude oil and heavy fuel products, 39 million barrels are refined products and 2 million barrels are biofuels
Source:  Company Websites & Management Presentations

Percentage of 2009
Segment Operating Income
Approximately 84% of NuStar Energy’s segment operating income in 2009 came from fee-based transportation and storage segments
Remainder of 2009 segment operating income related to margin-based asphalt and fuels marketing segment
Storage: 46%
Transportation: 38%
Refined Product Terminals
Crude Oil Storage
Refined Product Pipelines*
Crude Oil Pipelines
Asphalt & Fuels Marketing: 16%
Asphalt
Fuels Marketing
Product Supply, Wholesale and Fuel Oil
Marketing
Bunkering
Diversified Operations from Three
Business Segments
*  Includes primarily distillates, gasoline, propane, jet fuel, ammonia and other light products.  Does not include natural gas. 7

Increasing Distributable Cash Flows

NS Distributable Cash Flows ($ in Millions)
1
2001 2002 2003 2004 2005 2006 2007 2008 2009
$56
$68
$86
$102
$154
$214
$221
$319
$346
1 – Please see slide 24 for a reconciliation of Distributable Cash Flow to its most directly comparable GAAP measure, Net Income

NuStar Energy L.P.’s Distribution has been Covered
by the Non-Asphalt Operations Distributable Cash
Flows Since Asphalt Acquisition in March 2008
Jan 1, 2008 –
June 30, 2010
Non-Asphalt Operations Distributable Cash Flows
1
$739.7*
Total Distribution 676.4
Excess Distributable Cash Flows $63.3
% of Distribution Covered by
Non-Asphalt Operations Distributable Cash Flows 109%
Asphalt Operations EBITDA
1
$194.5
Asphalt Operations Distributable Cash Flows
1
$74.0
*   Includes transportation, storage and fuels marketing operations

(Dollars in Millions)
1 – Please see slide 27 for a reconciliation of Non-Asphalt Operations Distributable Cash Flows, Asphalt Operations Distributable Cash Flows, and
Asphalt Operations EBITDA to their most comparable GAAP measure, Operating Income

Source:  Barclay’s Capital

NS  7%
S&P 500 (4)%
Alerian MLP Index 10%
NSH Peers 30%
NSH 14%
Total Return – 2010 Year To Date
NuStar  Companies Valuations Hurt since First Quarter
Earnings Results Release
NS and NSH traded above their peers and the Alerian index until late April 2010
Unit prices have been impacted significantly by reduced 2010 earnings expectations for NuStar’s asphalt operations
EBITDA growth from our $500 million internal growth program and additional asset acquisitions should cause our unit valuations to improve over the next couple of years.
-20%
-10%
0%
10%
20%
30%
40%
50%
12/31/09 2/2/10 3/8/10 4/11/10 5/15/10 6/18/10 7/22/10 8/25/10

Business Segment Overviews 11

2010 results expected to be comparable to 2009
Expect NuStar’s throughput volumes to increase one to two percent in 2010 compared to 2009, excluding the impact of certain assets sales
Recently announced refinery closures and proposed refinery sales not expected to impact NuStar’s results
Based on 2009 PPI figures, tariffs will decrease by (1.3%) starting July 1, 2010
2010 calendar year rates should be slightly higher than 2009 calendar year rates
First six months of 2010 benefitting from 7.6% tariff increase on July 1, 2009
Transportation Segment EBITDA
($ in Millions)
1
2009 Pipeline Receipts by Commodity
Transportation Segment Overview
Gasoline
32%
Other*
68%
*Other includes crude oil, fuel oil, ammonia, jet fuel,
propane, naphtha and light refined product ends
1 – Please see slide 25 for a reconciliation of Transportation Segment EBITDA to its most directly comparable GAAP measure, Operating Income

2006 2007 2008 2009
$162
$177
$208
$242

2010 results expected to be $22 to $26 million higher
than 2009
NuStar has generated strong earnings growth in its
storage segment mainly due to:
$400 million construction program started in 2006
and completed in 2009
Higher rates on storage contract renewals
Refined product demand growth outside the U.S. should
continue to benefit companies like NuStar that are
developing international storage opportunities
Storage Segment EBITDA
($ in Millions)
1
Storage Contract Renewals (% of Revenues)
1 Year
or Less
1 to 3
Years
3 to 5
Years
Greater
Than 5
Years
We continue to sign up large credit worthy
customers under long-term contracts
Since approximately 90% of our revenues come
from leased assets, throughputs are not expected
to have a material impact on storage results
Storage Segment Overview
1 – Please see slide 25 for a reconciliation of Storage Segment EBITDA to its most directly comparable GAAP measure, Operating Income

Asphalt and Fuels Marketing Overview
Asphalt and Fuels Marketing
Segment EBITDA
($ in Millions)
1
Expect slightly improved results from our
asphalt and fuels marketing segment in
2010
Federal stimulus fund outlays and state &
local highway awards expected to
increase in 2010
Of the $27.5 billion of total federal
funds available for highway projects,
approximately $10 - $11 billion
expected to be spent in 2010
Up from the $5.6 billion spent in
2009
Weak private sector demand for asphalt expected to impact margins in the second half of 2010
Improved results in our bunker fuel sales, fuel oil sales and refined products trading should contribute to improved results.
1 – Please see slide 26 for a reconciliation of Asphalt and Fuels Marketing Segment EBITDA to its most directly comparable GAAP measure,
Operating Income

Financial Overview 15

6/30/10 Pro Forma Revolver Availability
Rate on revolver based on LIBOR plus 50 bps,
currently around 0.90%
Financial Covenant Tests:
Debt-to-EBITDA cannot exceed 5.0 times
Following an acquisition of $100 million or
more, Debt-to-EBITDA limit increases to
5.5 times for two consecutive quarters
Revolver Availability &
Credit Ratings/Metrics

Total Bank Credit $1,212
Less:
Borrowings (100)
Letters of Credit
Go Zone Financing (157)
Other (4)
Revolver Availability $951
Standard & Poor’s: BBB- (Stable Outlook)
Moody’s: Baa3 (Stable Outlook)
Fitch: BBB- (Stable Outlook)
Debt/EBITDA (6/30/10): 4.5x
Debt/Capitalization (6/30/10): 40.7%
Credit Ratings/Metrics
(Dollars in Millions)
Pro Forma revolver availability includes revolver pay down of $446 million from net proceeds received from the August 12, 2010 issuance of $450 Million of Senior Notes.  Pro Forma also includes $101 million letter of credit issued to support GoZone financing that closed on July 15,
2010.

$1.2 billion Credit Facility $100
NuStar Logistics Notes (4.80%) 449
NuStar Logistics Notes (7.65%) 349
NuStar Logistics Notes (6.875%) 103
NuStar Logistics Notes (6.05%) 238
NuStar Pipeline Notes (5.875%) 256
NuStar Pipeline Notes (7.75%) 263
Other Debt 191
Total Debt $1,949
Total Partners’ Equity 2,695
Total Capitalization $4,644
(Dollars in Millions)
No Significant Debt Maturities Until 2012
2010 $0.8
2011 $0.8
2012 $498*
2013 $495
2014 $0
Thereafter $954
*  Primarily includes maturity of $100 million revolver
balance and $366 million of senior notes
6/30/10 Pro Forma Capital Structure 6/30/10 Pro Forma Maturities

No significant debt maturities until 2012 at which time the revolver and some senior notes become due
Debt values are adjusted for unamortized discounts and fair value adjustments as of
June 30, 2010

2010 Internal Growth Capital Spending

Transportation
Storage
Asphalt & Fuels Marketing
2010 internal growth spending includes projects to:
Build new storage for large creditworthy customers under long-term contracts
(i.e. 5 to 8 years)
St. Eustatius
Texas City
St. James
Develop new crude supply logistics to capitalize on heavy crude oil imbalances
~90% of 2010 Internal growth spending focused on fee based businesses
Capex program is discretionary and has internal rates of return typically in the 15-
20% range
(Dollars in Millions)
142
198
163

2010 Reliability Capital & Acquisition
Overview

Reliability capital spending projected to be approximately $55 million
Plan to spend ~$30 million on new Corporate Office Building in 2010
Total capital spending in 2010, including the $198 million of internal growth capex, expected to be $290 million
Expect to spend $100 million on two fee-based terminal acquisitions
$44.1 million May acquisition of 3 terminals in Mobile County, Alabama
Recently announced $50 to $60 million terminal acquisition in Turkey, expected to close October 2010

$500 Million Internal Growth Capital
Program continues through 2013

(Dollars in Millions)
1 – Please see slide 28 for a reconciliation of incremental EBITDA, associated with NuStar Energy’s $500 million internal growth capital program, to its most directly comparable GAAP measure, Operating Income
75
Incremental EBITDA
1
from these growth projects is estimated to be:
$10 to $15 million in 2010
$35 to $45 million in 2011
$20 to $30 million per year in 2012 and 2013
Majority of incremental EBITDA will be generated on fee based side of the business
St. Eustatius storage
St. James storage & crude supply logistics projects
South Texas Eagle Ford  shale crude project
$500 Million Internal Growth Program Spending Forecast
193

High quality, large and diverse asset footprint supporting energy infrastructure both in the U.S. and internationally
Contracted fee-based storage and transportation assets provide stable cash flows, delivering 84% of 2009 operating income
Fourth largest independent liquids terminal operator in the world
Diverse and high quality customer base composed of large integrated oil companies, national oil companies and refiners
Strong balance sheet, credit metrics and commitment to maintain investment grade credit ratings demonstrated by equity issuances in May 2010 and November 2009
Lower cost of capital than majority of peers
Experienced and proven management team with substantial equity ownership and industry experience
Recognized nationally for safety and environmental record as well as one of the best places to work
Investment Highlights

23 Appendix

Reconciliation of Non-GAAP Financial Information
EBITDA and Distributable Cash Flow
(Unaudited, Dollars in Thousands)
The following is a reconciliation of net income to EBITDA and distributable cash flow:
2001 2002 2003 2004 2005 2006 2007 2008 2009
Net income 45,873 $      55,143 $      69,593 $      78,418 $      107,675 $    149,906 $    150,298 $    254,018 $      224,875 $
Plus interest expense, net 3,811 4,880 15,860 20,950 41,388 66,266 76,516 90,818 79,384
Plus income tax expense - 395 - - 4,713 5,861 11,448 11,006 10,531
Plus depreciation and amortization expense 13,390 16,440 26,267 33,149 64,895 100,266 114,293 135,709 145,743
EBITDA 63,074 76,858 111,720 132,517 218,671 322,299 352,555 491,551 460,533
Less equity earnings from joint ventures 3,179 3,188 2,416 1,344 2,319 5,882 6,833 8,030 9,615
Less interest expense, net 3,811 4,880 15,860 20,950 41,388 66,266 76,516 90,818 79,384
Less reliability capital expenditures 2,786 3,943 10,353 9,701 23,707 35,803 40,337 55,669 45,163
Less income tax expense - - - - 4,713 5,861 11,448 11,006 10,531
Plus mark-to-market impact on hedge transactions - - - - - - 3,131 (9,784) 19,970
Plus charges reimbursed by general partner - - - - - 575 - - -
Plus distributions from joint ventures 2,874 3,590 2,803 1,373 4,657 5,141 544 2,835 9,700
Plus other non-cash items - - - - 2,672 - - - -
Distributable cash flow 56,172 $      68,437 $      85,894 $      101,895 $    153,873 $    214,203 $    221,096 $    319,079 $      345,510 $
Note: 2005 and 2006 distributable cash flow and EBITDA are from continuing operations.
Year Ended December 31,
NuStar Energy L.P. utilizes two financial measures, EBITDA and distributable cash flow, which are not defined in United States generally accepted accounting principles (GAAP). Management uses these financial measures because they are a widely accepted financial indicators used by investors to compare partnership performance. In addition, management believes that these measures provide investors an enhanced perspective of the operating performance of the partnership's assets and the cash that the business is generating. Neither EBITDA nor distributable cash flow are intended to represent cash flows for the period, nor are they presented as an alternative to net income. They should not be considered in isolation or as a substitute for a measure of performance prepared in accordance with GAAP.

Reconciliation of Non-GAAP Financial Information:
Transportation and Storage
(Unaudited, Dollars in Thousands)
The following is a reconciliation of operating income to EBITDA for the Transportation Segment:
2006 2007 2008 2009
Operating income 122,714 $            126,508 $                   135,086 $            139,869 $
Plus depreciation and amortization expense 47,145 49,946 50,749 50,528
EBITDA 169,859 $            176,454 $                   185,835 $            190,397 $
The following is a reconciliation of operating income to EBITDA for the Storage Segment:
2006 2007 2008 2009
Operating income 108,486 $            114,635 $                   141,079 $            171,245 $
Plus depreciation and amortization expense 53,121 62,317 66,706 70,888
EBITDA 161,607 $            176,952 $                   207,785 $            242,133 $
Year Ended December 31,
Year Ended December 31,
EBITDA in the following reconciliations relate to our reportable segments or a portion of a reportable segment. We do not allocate general and administrative expenses to our reportable segments because those expenses relate primarily to the overall management at the entity level.
Therefore, EBITDA reflected in the following reconciliations excludes any allocation of general and administrative expenses consistent with our policy for determining segmental operating income, the most directly comparable GAAP measure. EBITDA is not intended to represent cash flows for the period, nor is it presented as an alternative to operating income. EBITDA should not be considered in isolation or as a substitute for a measure of performance prepared in accordance with GAAP.

Reconciliation of Non-GAAP Financial Information:
Asphalt and Fuels Marketing
(Unaudited, Dollars in Thousands)
The following is a reconciliation of operating income to EBITDA for the Asphalt and Fuels Marketing Segment:
Asphalt and Fuels
Marketing Segment
Less Fuels
Marketing
Operations
Asphalt
Operations
Operating income 112,506 $                  36,239 $                   76,267 $
Plus depreciation and amortization expense 14,734 552 14,182
EBITDA 127,240 $                  36,791 $                   90,449 $
Asphalt and Fuels
Marketing Segment
Less Fuels
Marketing
Operations
Asphalt
Operations
Operating income 60,629 $                    9,919 $                     50,710 $
Plus depreciation and amortization expense 19,463 - 19,463
EBITDA 80,092 $                    9,919 $                     70,173 $
Asphalt and Fuels
Marketing Segment
Less Fuels
Marketing
Operations
Asphalt
Operations
Operating income 39,656 $                    15,857 $                   23,799 $
Plus depreciation and amortization expense 10,116 42 10,074
EBITDA 49,772 $                    15,899 $                   33,873 $
Year Ended December 31, 2008
Year Ended December 31, 2009
Six Month Ended June 30, 2010
EBITDA in the following reconciliations relate to our reportable segments or a portion of a reportable segment. We do not allocate general and administrative expenses to our reportable segments because those expenses relate primarily to the overall management at the entity level.
Therefore, EBITDA reflected in the following reconciliations excludes any allocation of general and administrative expenses consistent with our policy for determining segmental operating income, the most directly comparable GAAP measure. EBITDA is not intended to represent cash flows for the period, nor is it presented as an alternative to operating income. EBITDA should not be considered in isolation or as a substitute for a measure of performance prepared in accordance with GAAP.

Reconciliation of Non-GAAP Financial Information:
Asphalt and Fuels Marketing - continued
(Unaudited, Dollars in Thousands)
The following is a reconciliation of operating income to EBITDA and distributable cash flow for our asphalt operations:
Year Ended
December 31, 2008
Year Ended
December 31, 2009
Six Month Ended
June 30, 2010
Jan 1, 2008 -
June 30, 2010
Asphalt operations operating income 76,267 $                    50,710 $                   23,799 $             150,776 $
Plus depreciation and amortization associated
with asphalt operations 14,182 19,463 10,074 43,719
Asphalt operations EBITDA 90,449 70,173 33,873 194,495
Allocated to asphalt operations for distributable
cash flow purposes:
Less general & administrative expense 18,640 16,105 10,489 45,234
Less interest expense 20,150 26,056 13,925 60,131
Less income tax expense - 489 140 629
Less reliability capital expenditures 4,126 6,962 3,397 14,485
Asphalt operations distributable cash flow 47,533 $                    20,561 $                   5,922 $                74,016 $
Distributable cash flow 319,079 $                  345,510 $                 149,170 $            813,759 $
Less asphalt operations distributable cash flow 47,533 20,561 5,922 74,016
Non-asphalt operations distributable cash flow 271,546 $                  324,949 $                 143,248 $            739,743 $
EBITDA in the following reconciliations relate to our reportable segments or a portion of a reportable segment. We do not allocate general and administrative expenses to our reportable segments because those expenses relate primarily to the overall management at the entity level.
Therefore, EBITDA reflected in the following reconciliations excludes any allocation of general and administrative expenses consistent with our policy for determining segmental operating income, the most directly comparable GAAP measure. EBITDA is not intended to represent cash flows for the period, nor is it presented as an alternative to operating income. EBITDA should not be considered in isolation or as a substitute for a measure of performance prepared in accordance with GAAP.

Reconciliation of Non-GAAP Financial Information:
$500 Million Internal Growth Program

(Unaudited, Dollars in Thousands)
Combined
2010 2011 2012 & 2013
Projected incremental operating income range $   9,000  - 13,000 $  29,000  - 38,000 $  11,000  - 20,000
Plus projected incremental depreciation and
amortization expense range 1,000   - 2,000 6,000   - 7,000 9,000  - 10,000
Projected incremental EBITDA range $ 10,000  - 15,000 $  35,000  - 45,000 $  20,000  - 30,000
The following is a reconciliation of projected incremental operating income to projected incremental EBITDA related to our $500 million internal growth program:
EBITDA in the following reconciliations relate to our reportable segments or a portion of a reportable segment. We do not allocate general and administrative expenses to our reportable segments because those expenses relate primarily to the overall management at the entity level. Therefore,
EBITDA reflected in the following reconciliations excludes any allocation of general and administrative expenses consistent with our policy for determining segmental operating income, the most directly comparable GAAP measure. EBITDA is not intended to represent cash flows for the period, nor is it presented as an alternative to operating income. EBITDA should not be considered in isolation or as a substitute for a measure of performance prepared in accordance with GAAP.